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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                              ------------------


                                   FORM 8-K


                                CURRENT REPORT


                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


                                March 11, 1998
               Date of Report (Date of earliest event reported)


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                            WASTE MANAGEMENT, INC.
            (Exact name of registrant as specified in its charter)

                                   DELAWARE
                (State or other jurisdiction of incorporation)


          1-7327                                           36-2660763
  (Commission File Number)                               (IRS Employer
                                                       Identification No.)

               3003 BUTTERFIELD ROAD, OAK BROOK, ILLINOIS   60523
                (Address of principal executive offices)  (Zip code)


                                (630) 572-8800
             (Registrant's telephone number, including area code)
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Item 5. Other Events.
        ------------

     On March 11, 1998, the registrant and USA Waste Services, Inc. jointly issued a press release announcing that the registrant and USA Waste Services, Inc. have signed a definitive agreement to merge. Consummation of the transaction is subject to expiration or termination of the applicable Hart-Scott-Rodino waiting period, approval of the merger by the shareholders of each company and other closing conditions. A copy of the press release containing this announcement and a copy of the merger agreement are filed herewith as an exhibits and incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
        ------------------------------------------------------------------

     No financial statements or pro forma financial information are required to be filed as a part of this report. The exhibits filed as part of this report are listed in the Exhibit Index hereto.

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                                   SIGNATURE
                                   ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        WASTE MANAGEMENT, INC.



                                        By: /s/ Donald R. Chappel
                                            ------------------------------------
                                                Donald R. Chappel
                                                Vice President and Acting Chief
                                                Financial Officer

Dated: March 12, 1998

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                             WASTE MANAGEMENT, INC.

                                 EXHIBIT INDEX

                       Number and Description of Exhibit*

1.   None

2. Agreement and Plan of Merger among USA Waste Services, Inc., Dome Merger Subsidiary, Inc. and the registrant, dated as of March 10, 1998 (incorporated by reference to Exhibit 99.1 of the Form 8-K Current Report of USA Waste Services, Inc. dated March 10, 1998 (Securities and Exchange Commission File No. 1-12154))

4.   None

16.  None

17.  None

20.  None

23.  None

24.  None

27.  None

99 News Release dated March 11, 1998 issued jointly by Waste Management, Inc. and USA Waste Services, Inc.



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*Exhibits not listed are inapplicable.

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